UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2023

Columbia Banking System, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street

Tacoma, Washington 98402-4200

(Address of Principal Executive Offices) (Zip Code)

(253) 305-1900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	COLB	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 1, 2023, Columbia Banking System, Inc., a Washington corporation (“Columbia”), filed a Current Report on Form 8-K (the “Original Report”) to report that, effective as of February 28, 2023, after the close of business, Columbia completed its merger with Umpqua Holdings Corporation, an Oregon corporation (“Umpqua”), pursuant to the Agreement and Plan of Merger, dated October 11, 2021, as amended by Amendment No. 1 to the Merger Agreement, dated as of January 9, 2023, (as amended, the “Merger Agreement”) by and among Umpqua, Columbia, and Cascade Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Columbia (“Merger Sub”). Pursuant to the Merger Agreement, (i) Merger Sub merged with and into Umpqua (the “Merger”), with Umpqua as the surviving entity, and (ii) immediately thereafter, Umpqua merged with and into Columbia, with Columbia as the surviving entity (the “Subsequent Merger” and, together with the Merger, the “Mergers”). Promptly following the closing of the Subsequent Merger, Columbia State Bank, a Washington state-chartered commercial bank and a wholly-owned subsidiary of Columbia, merged with and into Umpqua Bank, an Oregon state-chartered commercial bank and, by virtue of the Mergers, a wholly-owned subsidiary of Columbia (the “Bank Merger”), with Umpqua Bank surviving the Bank Merger.

This amendment to the Original Report (the “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Columbia and Umpqua would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Mergers. The pro forma financial information combines the historical consolidated financial position and results of operations of Columbia and Umpqua as a reverse acquisition of Columbia by Umpqua. Columbia has posted to its website a supplemental presentation intended to provide additional information on the accounting treatment of a reverse acquisition.

Except as described in this Amendment, all other information in the Original Report remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The financial statements of Umpqua required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.01(a).

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K and the unaudited pro forma capital ratios of Columbia and Umpqua Bank are attached hereto as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(b).

(d)	Exhibits.

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for Umpqua Holdings Corporation.

99.1	Audited consolidated balance sheets of Umpqua Holdings Corporation as of December 31, 2022 and December 31, 2021, the related consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows of Umpqua Holdings Corporation for each of the three years in the period ended December 31, 2022, and the notes related thereto (incorporated by reference to Part II, Item 8 of Umpqua Holdings Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 24, 2023 (File No. 001-34624)).

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2022, the unaudited pro forma condensed combined statement of income for the fiscal year ended December 31, 2022, the notes related thereto and the unaudited pro forma capital ratios of Columbia and Umpqua Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2023	COLUMBIA BANKING SYSTEM, INC.

/s/ Kumi Yamamoto Baruffi
Name: Kumi Yamamoto Baruffi
Title: General Counsel